UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 4, 2003

                          COMMISSION FILE NO.:  0-32885


                             SYNREAL SERVICES CORP.
                             ----------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                    NEVADA                                 88-0471263
---------------------------------------------  ---------------------------------
(STATE OR OTHER JURISDICTION OF INCORPORATION) (IRS EMPLOYER IDENTIFICATION NO.)


                 308 WEST ERIE, FLOOR 2, CHICAGO, ILLINOIS 60610
                 -----------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (312) 397-9100
                                 --------------
                            (ISSUER TELEPHONE NUMBER)


                           600-890 WEST PENDER STREET
                        VANCOUVER, B.C., CANADA V6C 1J9
                        -------------------------------
                            (FORMER NAME AND ADDRESS)

ITEM 1.          CHANGES IN CONTROL OF REGISTRANT

     As a result of the acquisition of G/M Productions, Inc., an Illinois corporation ("GMP" or the "Company"), the control of the Registrant shifted to the former shareholders of GMP. In addition, Frank Goldstin entered into a stock purchase agreement with Brian Chelin and Jennifer Wallace whereby Mr. Goldstin acquired 1,000,000 shares of the Registrant's common stock. Mr. Goldstin subsequently transferred 68,000 shares to LSC Associates, LLC and 12,000 shares to JJK and Associates. The following individual will exercise control over the Registrant:

     Name                   No. of shares                   Percentage
--------------             -------------                    ----------
Frank Goldstin               2,547,693                         64.2%


ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

     On December 4, 2003, the Registrant acquired 100% of the issued and outstanding shares of GMP in exchange for 1,769,231 shares of the Registrant's common stock. In addition, Frank Goldstin entered into a stock purchase agreement with Brian Chelin and Jennifer Wallace whereby Mr. Goldstin acquired 1,000,000 shares of the Registrant's common stock for $225,000. Mr. Goldstin subsequently transferred 68,000 shares to LSC Associates, LLC and 12,000 shares to JJK and Associates. After the issuance of shares to the GMP shareholders, there will be 3,969,231 shares of the Registrant's common stock outstanding.

DESCRIPTION OF THE BUSINESS

     GMP is a leading provider of event services for corporations, associations and other organizations in the United States and abroad. GMP offers these services to its clients on an outsourced basis. During the fiscal year ended December 31, 2002, GMP planned and executed over one hundred (100) events that were attended by more than an aggregate of twenty-five thousand (25,000) people in the United States and foreign markets. These events took place in the following cities:

     Domestic
     --------

     Boca Raton, Florida                    New York, New York
     Cambridge, Massachusetts               Orlando, Florida
     Chicago, Illinois                      Ozarks, Missouri
     Cleveland, Ohio                        Palm Beach, Florida
     Lake Geneva, Wisconsin                 Phoenix, Arizona
     Las Vegas, Nevada                      Santa Barbara, California
     Los Angeles, California                Washington, DC
     Naples, Florida

     International
     -------------

     Frankfurt, Germany
     Zurich, Switzerland

     During the 2003 fiscal year, GMP opened new offices in New York and Los Angeles, as discussed in more detail in "Description of Property," to better serve these markets. GMP also developed a vertically integrated infrastructure to offer clients a single source solution to their business communications and event management needs. The Company offers a wide range of services that encompass the major aspects of the event process including general management, concept creation, content creation and execution. The Company believes that the depth and breadth of the services that it offers through this infrastructure gives it a competitive advantage in an industry in which most vendors offer a limited set of services.

DESCRIPTION OF THE PRINCIPAL PRODUCTS AND SERVICES

     GMP offers a wide range of services in the event planning process including general management, concept creation, content creation, and execution. The
Company earns most of its revenue from event services fees that it charges clients regarding the following general service areas:

-     Event Marketing
-     Design and production
-     Meetings, Conferences and Trade Shows
-     Entertainment and Show Production
-     Business Theater & General Sessions
-     Mobile Marketing
-     Audio/Visual Production
-     Destination Management

     GMP earns a management fee when it provides general management services. In some cases, all or a part of the management fee may be supplemented by an income sharing arrangement with the client. GMP earns fees on a fee-for-services basis when it undertakes business communications projects.

     GMP also earns fees payable in advance based on the spread between its cost and the cost that it charges its clients for leasing exhibition space, equipment rentals, sponsorships, and ticket sales.

     The following is a more detailed description of the services that GMP provides through its vertically integrated infrastructure:

GENERAL MANAGEMENT SERVICES

     GMP offers general management services that provide its clients with centralized coordination and execution of the overall event. In connection with providing general management services, GMP utilizes an executive producer responsible for overseeing the production of an event or exhibition. The executive producer coordinates the services that GMP provides for the client. Specifically, GMP provides the following general management services:

-     Project oversight
-     Budget oversight
-     Quality assurance and control
-     Project funding and sponsorship development
-     Project control and accountability
-     Event promotion and marketing creation
-     Schedule management
-     Fulfillment provider management

     CONCEPT CREATION

     GMP works with a client to craft the client's message, identify the best means of communicating that message, and develop cost-effective creative solutions. Specifically, GMP provides the following concept creation services:

-     Client needs and goals determination
-     Market research to support message creation and communication
-     Message content design
-     Media selection
-     Initial project pricing and budgeting

     CONTENT CREATION

     After the concept for an event is created, GMP professionals work to develop and produce the client's message. Specifically, GMP provides the following content creation services:

-     Speech composition
-     Speaker support-graphics creation
-     Audio/Video production
-     Digital media creation
-     Collateral materials design and distribution
-     Entertainment and speaker scripting and booking
-     Theme and staging design

     EXECUTION

     GMP uses internal resources to execute an event, however, as the clients' needs dictate, GMP can structure its role so that it is transparent to attendants at the event. Specifically, GMP provides the following execution services:

-     On-site quality and logistics control
-     Hotel and venue coordination and buying
-     Transportation management
-     Security coordination
-     Exhibition space telemarketing
-     Hospitality management
-     Registration management
-     Cash and credit card payment management
-     Entertainment coordination
-     Tour program design
-     Permit and approval procurement
-     Food and beverage management

     Fulfillment is the last stage in the event process. It includes the actual provision of services such as catering, registration, transportation rental, audio and visual equipment rental, decoration rental and temporary on-site labor. GMP offers fulfillment services using either internal resources or third party vendors as determined on an event-by-event basis.

COMPETITIVE BUSINESS CONDITIONS

     The Company competes primarily with a large number of local and regional firms that also provide business communications and event management services. The Company also competes with specialized vendors such as production companies, meeting planning companies and destination logistics companies. These primary competitors and specialized vendors, however, provide a limited range of services relative to the services that GMP provides. GMP competes in its market based on service breadth, quality, creativity, responsiveness, geographic proximity to its clients and price.

DEPENDENCE ON ONE OR A FEW CUSTOMERS

     GMP is not dependent on any one single customer or a few major customers. The Company's client list is comprised of a diverse mix of corporations, associations, universities and governmental entities.

PATENTS, TRADEMARKS & LICENSES

     GMP has applied for the proprietary trademark, "The Experiential Agency(TM)." The Company also owns the following internet domain names:

-     gmproductions.com
-     www.gmproductions.com
-     www.gmprodutions.net
-     www.expagency.com
-     www.experientialagency.com

     The Company does not own any patents or licenses related to its products or services.

NEED FOR GOVERNMENTAL APPROVAL

     The Company is not required to obtain government approval to provide its products or services.

RESEARCH & DEVELOPMENT OVER THE PAST TWO YEARS

     The Company has not spent any time conducting research and development with respect to its products or services.

EMPLOYEES

     As of September 30, 2003, the Company had twelve (12) full-time employees. The number of part-time employees varies depending on the events being produced by the Company on behalf of its clients at any given time.

     The Company is not a party to any collective bargaining agreement with a union. From time to time, however, the Company does independently contract with, or hire, union personnel during the production of a particular meeting or event. The Company considers itself to have good relations with its employees and independent contractors.

DESCRIPTION OF PROPERTY

     GMP's corporate headquarters are located in Chicago, Illinois. In March 2000, the Company entered into a five-year lease of approximately 6,600 square feet of office space for its corporate headquarters. The Company's current lease commitment is $12,600 per month plus the obligation to pay utilities. The lease provides for a two-year renewal option.

     The Company recently opened an office in New York City. The Company subleases this office space from Thom Filicia, Inc. on a month-to-month basis. The Company's current sublease commitment is $1,250 per month plus the obligation to pay utilities.

     The Company also recently opened an office in Los Angeles, California. On May 13, 2003, the Company entered into a six-month sublease for this office space from IMAX, Inc. The Company's current sublease commitment is $700 per month plus the obligation to pay utilities.

LEGAL  PROCEEDINGS

     On April 10, 2003, Tribesoft, LLC (the "Tribesoft") filed a lawsuit for breach of contract in the amount of $7,572 against the Company styled Tribesoft,
                                                                      ----------
LLC v. GM Productions, Inc., in the Circuit Court of Cook County, Illinois, Case
---------------------------
number 2003-M1-123156. The Company filed a counter-claim for non-performance seeking $7,500. The Company entered into a contract with Tribesoft under which Tribesoft was to provide web site development services for the Company. The Company paid Tribesoft $7,500, however, Tribesoft did not develop the website as required by the contract. Tribesoft invoiced the Company an additional $7,572. The Company refused to pay the invoice. We believe that we have a meritorious defense and counterclaim. We intend to vigorously defend the action and pursue our counterclaim.

RELATED  PARTY  TRANSACTIONS

     There are no transactions between the Company and its officers, directors or shareholders that own more than a 5% beneficial interest in the Company.

RISK  FACTORS

     Reliance on Key Management. The success of the Company depends upon the personal efforts and abilities of Frank Goldstin, the Company's Chief Executive Officer, and other senior management of the Company. The Company's ability to operate successfully and manage its potential growth depends on its ability to attract and retain highly qualified technical, managerial, sales, marketing and financial personnel. The Company faces competition for qualified personnel in these areas. The Company cannot be certain that it will be able to attract and retain qualified personnel. The Company plans to enter into an employment contract with Frank Goldstin in the near future. The Company's key employees, including those with employment or consulting agreements, may voluntarily terminate their employment at any time. The loss of Mr. Goldstin or other key employees or the Company's inability to hire and retain additional qualified personnel in the future could have a material adverse effect on the Company's business and operations.

     Competition. The event production industry is highly competitive and fragmented. The Company competes in each of its markets with numerous national, regional and local event production companies, many of which have substantially greater financial, managerial and other resources than those presently available to the Company. No assurance can be given that the Company will be able to effectively compete with these other companies. In the event that the Company cannot effectively compete on a continuing basis, such inability to compete will have a material adverse effect on the companies business and operations.

     Dependence Upon External Financing. It is important that we obtain debt and/or equity financing of approximately $3,000,000 to pursue our business strategy of acquisitions. If we are unable to obtain debt and/or equity financing upon terms that our management deems sufficiently favorable, or at all, it would have a materially adverse effect upon our ability for growth pursuant to our business strategy.

ITEM  5.          OTHER  EVENTS

     On December 4, 2003, Frank Goldstin entered into a stock purchase agreement with Brian Chelin and Jennifer Wallace whereby Mr. Goldstin acquired 1,000,000 shares of Registrant's common stock for $225,000. Mr. Goldstin transferred 68,000 shares to LSC Associates, LLC and 12,000 shares to JJK and Associates.

     As a result of the acquisition of GMP and the change in focus of the Registrant's business, the Registrant is in the process of changing its name to The Experiential Agency, Inc. Upon changing its name, the Registrant will receive a new stock symbol. In addition, the former directors and officers of the Registrant resigned and Frank Goldstin has become the Registrant's sole Director, Chief Executive Officer, Treasurer, and Secretary.

ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS

Financial  statements  for  GMP  Productions,  Inc.

(a)     Financial  Statements  of  Business  Acquired  To  Be  Provided

(b)     Pro  Forma  Financial  Information  To  Be  provided

(c)     Exhibits:

2.1     Exchange  Agreement


                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synreal Services Corp.

December 8, 2003

/s/ Frank Goldstin
--------------------------------------
Frank Goldstin
Chief Executive Officer

EXHIBIT 2.1


                               EXCHANGE AGREEMENT

                                    Between

                             SYNREAL SERVICES CORP.

                                      And

                              G/M PRODUCTIONS, INC.

                            Dated December 4, 2003

                               EXCHANGE AGREEMENT

     THIS EXCHANGE AGREEMENT (hereinafter referred to as this "Agreement") is entered into as of this 4th day of December, 2003, by and between SYNREAL SERVICES CORP., a Nevada corporation (hereinafter referred to as the "Company"), G/M PRODUCTIONS, INC., an Illinois corporation (hereinafter referred to as "G/M"), and the persons executing this Agreement listed on the signature page hereto (referred to collectively as "G/M Shareholders") who own one hundred percent (100%) of the outstanding shares of G/M, upon the following premises:

                                    Premises.
                                    --------

     WHEREAS, the G/M Shareholders own one hundred percent (100%) of the issued and outstanding shares of the capital stock of G/M;

     WHEREAS, the Company is a publicly held corporation whose common stock is quoted on the OTC Bulletin Board under the symbol "SYSC";

     WHEREAS, G/M is a privately held corporation organized under the laws of Illinois;

     WHEREAS, the Company desires to acquire 100% of the issued and outstanding shares of Common Stock of G/M in exchange for unissued shares of its Common Stock (the "Common Stock") (the "Exchange Offer"), so that G/M will become a wholly owned subsidiary of the Company; and

     WHEREAS, G/M Shareholders desire to exchange all of their shares of capital stock of G/M solely in exchange for the shares of authorized but unissued Common Stock, $.001 par value, of the Company.


                                    Agreement
                                    ---------

     NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:

                                    ARTICLE I

     REPRESENTATIONS, COVENANTS, AND WARRANTIES OF G/M
                            AND THE G/M SHAREHOLDERS

     As an inducement to and to obtain the reliance of the Company, except as set forth on the G/M Schedules (as hereinafter defined), G/M and the G/M Shareholders represent and warrant as follows:

     Section  1.01     Organization.  G/M  is  a  corporation  duly  organized,
                       ------------
validly existing, and in good standing under the laws of Illinois and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states or countries in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification, except where failure to be so qualified would not have a material adverse effect on its business. Included in the G/M Schedules are complete and correct copies of the Articles of Incorporation and Bylaws of G/M as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of G/M's Articles of Incorporation or Bylaws. G/M has taken all actions required by law, its Articles of Incorporation, or otherwise to authorize the execution and delivery of this Agreement. G/M has full power, authority, and legal right and has taken all action required by law, its Articles of Incorporation, and otherwise to consummate the transactions herein contemplated.

     Section  1.02     Capitalization.  The  authorized  capitalization  of  G/M
                       --------------
consists of 1,000 shares of common stock, of which 1,000 shares are currently issued and outstanding and no shares of preferred stock. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

     Section  1.03     Subsidiaries  and Predecessor Corporations.  G/M does not
                       ------------------------------------------
have any predecessor corporation(s) or subsidiary(ies), and does not own, beneficially or of record, any shares of any other corporation, unless otherwise disclosed to the Company in writing.

     Section 1.04     Other Information.
                      -----------------

     (a) Except as otherwise provided, G/M has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable.

     (b) G/M has filed all state, federal or local income and/or franchise tax returns required to be filed by it from inception to the date hereof. Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial.

     (c) The books and records of G/M are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

     (d) G/M has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise in excess of Twenty-Five Thousand Dollars
($25,000),  except  as  disclosed  in  writing  to the Company on Schedule 1.04.

     Section  1.05     Information.  The information concerning G/M set forth in
                       -----------
this Agreement and in the G/M Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. In addition, G/M has fully disclosed in writing to the Company (through this Agreement or the G/M Schedules) all information relating to matters involving G/M or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than Twenty-Five Thousand Dollars ($25,000) liability or diminution in value, (ii) have led or may lead to a competitive disadvantage on the part of G/M, or (iii) either alone or in aggregation with other information covered by this Section, otherwise have led or may lead to a material adverse effect on the transactions contemplated herein or on G/M, its assets, or its operations or activities as presently conducted or as contemplated to be conducted after the Closing Date, including, but not limited to, information relating to governmental, employee, environmental, litigation and securities matters and transactions with affiliates.

     Section  1.06     Options or Warrants.  Except as otherwise provided, there
                       -------------------
are no existing options, warrants, calls, or commitments of G/M of any character relating to the authorized and unissued G/M common stock, except options, warrants, calls or commitments, if any, to which G/M is not a party and by which it is not bound.

     Section 1.07     Absence of Certain Changes or Events.  Except as set forth
                      ------------------------------------
in  this  Agreement  or  the  G/M  Schedules,  since  September  30,  2003:

     (a) there has not been (i) any material adverse change in the proposed business, operations, properties, assets, or condition of G/M or (ii) any damage, destruction, or loss to G/M (whether or not covered by insurance) materially and adversely affecting the business or financial condition of G/M;

     (b)     G/M  has  not  (i) amended its Articles of Incorporation or Bylaws;
(ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of G/M; (iv) made any material change in its method of management, operation or accounting; (v) entered into any other material transaction other than sales in the ordinary course of its business; (vi) made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees whose monthly compensation exceeds Ten Thousand Dollars ($10,000); or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

     (c) G/M has not (i) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) in excess of $25,000 except as disclosed herein and except liabilities incurred in the ordinary course of business; (ii) paid or agreed to pay any material obligations or liability (absolute or contingent) other than current liabilities, and current liabilities incurred in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than Twenty-Five Thousand Dollars [$25,000]), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than Twenty-Five Thousand Dollars [$25,000]); or (iv) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of G/M; and

     (d) To the best knowledge of G/M, G/M has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets, or condition of G/M.

     Section  1.08     Title  and Related Matters.  No third party has any right
                       --------------------------
to, and G/M has not received any notice of infringement of or conflict with asserted rights of others with respect to, any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names, or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the proposed business, operations, financial condition, income, or business prospects of G/M or any material portion of its properties, assets, or rights.

     Section 1.09     Litigation and Proceedings.  Except as otherwise provided,
                      --------------------------
there are no actions, suits, or proceedings pending or, to the knowledge of G/M after reasonable investigation, threatened by or against G/M or affecting G/M or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. G/M does not have any knowledge of any material default on its part with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

      Section  1.10     Contracts.
                        ---------

     (a) There are no material contracts, agreements, franchises, license agreements, debt instruments or other commitments to which G/M is a party or by which it or any of its assets, products, technology, or properties are bound other than those incurred in the ordinary course of business (as used in this Agreement, a "material" contract, agreement, franchise, license agreement, debt instrument or commitment is one which (i) will remain in effect for more than six (6) months after the date of this Agreement and (ii) involves aggregate obligations of at least Twenty-Five Thousand Dollars ($25,000) unless otherwise disclosed pursuant to this Agreement;

     (b) All contracts, agreements, franchises, license agreements, and other commitments, if any, to which G/M is a party and which are material to the operations of G/M taken as a whole are valid and enforceable by G/M in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

     (c) G/M is not a party to or bound by, and the properties of G/M are not subject to, any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, the business operations, properties, assets, or condition of G/M; and

     (d) Except as included or described in the G/M Schedules, G/M is not a party to any oral or written (i) contract for the employment of any officer or employee which is not terminable on thirty (30) days, or less notice; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan; (iii) agreement, contract, or indenture relating to the borrowing of money; (iv) guaranty of any obligation, other than one on which G/M is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations which, in the aggregate do not exceed more than one (1) year or providing for payments in excess of Twenty-Five Thousand Dollars ($25,000) in the aggregate;
(v) collective bargaining agreement; or (vi) agreement with any present or former officer or director of G/M.

     Section  1.11     Material Contract Defaults.  G/M is not in default in any
                       --------------------------
material respect under the terms of any outstanding material contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets or condition of G/M and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which G/M has not taken adequate steps to prevent such a default from occurring.

     Section 1.12     No Conflict With Other Instruments.  The execution of this
                      ----------------------------------
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute an event of default under, or terminate, accelerate or modify the terms of any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which G/M is a party or to which any of its properties or operations are subject.

     Section  1.13     Governmental  Authorizations.  Except as set forth in the
                       ----------------------------
G/M Schedules, G/M has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by G/M of this Agreement and the consummation by G/M of the transactions contemplated hereby.

     Section 1.14     Compliance With Laws and Regulations.  Except as set forth
                      ------------------------------------
in the G/M Schedules, to the best of its knowledge G/M has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of G/M or except to the extent that noncompliance would not result in the occurrence of any material liability for G/M.

     Section  1.15     Approval of Agreement.  The Board of Directors of G/M has
                       ---------------------
authorized the execution and delivery of this Agreement by G/M and has approved this Agreement and the transactions contemplated hereby, and will recommend to the G/M Shareholders that the Exchange Offer be accepted by them.

     Section  1.16     Material  Transactions or Affiliations.  Set forth in the
                       --------------------------------------
G/M Schedules is a description, if applicable, of every contract, agreement, or arrangement between G/M and any predecessor and any person who was at the time of such contract, agreement, or arrangement an officer, director, or person owning of record, or known by G/M to own beneficially, five percent (5%) or more of the issued and outstanding common stock of G/M and which is to be performed in whole or in part after the date hereof or which was entered into not more than three (3) years prior to the date hereof. Except as disclosed in the G/M Schedules or otherwise disclosed herein, no officer, director, or five percent (5%) shareholder of G/M has, or has had since inception of G/M, any known interest, direct or indirect, in any transaction with G/M which was material to the business of G/M. There are no commitments by G/M, whether written or oral, to lend any funds, or to borrow any money from, or enter into any other transaction with, any such affiliated person.

     Section  1.17     G/M  Schedules.  G/M  will  deliver  to  the  Company the
                       --------------
following schedules, if such schedules are applicable to the business of G/M, which are collectively referred to as the " G/M Schedules" and which consist of separate schedules dated as of the date of execution of this Agreement, all certified by the chief executive officer of G/M as complete, true, and correct as of the date of this Agreement in all material respects:

     (a) a schedule containing complete and correct copies of the Articles of Incorporation in effect as of the date of this Agreement;

     (b) a schedule containing complete and correct copies of the Bylaws of G/M in effect as of the date of this Agreement;

     (c) a schedule containing any Corporate Resolutions of the Shareholders of G/M;

     (d) a schedule containing Minutes of meetings of the Board of Directors of G/M;

     (e) a schedule containing a list indicating the name and address of each shareholder of G/M together with the number of shares owned by him, her or it; and

a schedule setting forth any other information, together with any required copies of documents, required to be disclosed by G/M.

     G/M shall cause the G/M Schedules and the instruments and data delivered to the Company hereunder to be promptly updated after the date hereof up to and including the Closing Date.

     It is understood and agreed that not all of the schedules referred to above have been completed or are available to be furnished by G/M. G/M shall have until November 17, 2003 to provide such schedules. If G/M cannot or fails to do so, or if the Company acting reasonably finds any such schedules or updates provided after the date hereof to be unacceptable according to the criteria set forth herein, the Company may terminate this Agreement by giving written notice to G/M within five (5) days after the schedules or updates were due to be produced or were provided. For purposes of the foregoing, the Company may consider a disclosure in the G/M Schedules to be "unacceptable" only if that item would have a material adverse impact on the financial condition of G/M, taken as a whole.

     Section  1.18     Valid  Obligation.  This Agreement and all agreements and
                       -----------------
other documents executed by G/M in connection herewith constitute the valid and binding obligation of G/M, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought. The Exchange of the G/M shares by the G/M Shareholders is being completed simultaneously with a Stock Purchase Agreement.

     Section 1.19     Acquisition of the Shares by the G/M Shareholders. The G/M
                      -------------------------------------------------
Shareholders are acquiring the Shares for their own account without the participation of any other person and with the intent of holding the Shares for investment and without the intent of participating, directly or indirectly, in a distribution of the Shares, or any portion thereof, and not with a view to, or for resale in connection with, any distribution of the Shares, or any portion thereof. The G/M Shareholders have read, understand and consulted with their legal counsel regarding the limitations and requirements of Section 5 of the 1933 Act. The G/M Shareholders will offer, sell, pledge, convey or otherwise transfer the Shares, or any portion thereof, only if: (i) pursuant to an effective registration statement under the 1933 Act and any and all applicable state securities or Blue Sky laws or in a transaction which is otherwise in compliance with the 1933 Act and such laws; or (ii) pursuant to a valid exemption from registration.

     Section  1.20     Exemption  from  Registration.  The  Exchange  and  the
                       ------------------------------
transactions contemplated thereby, meet an exemption from registration pursuant to Rule 506 of Regulation D promulgated under the 1933 Act.


                                   ARTICLE II

            REPRESENTATIONS, COVENANTS, AND WARRANTIES OF THE COMPANY

     As an inducement to, and to obtain the reliance of G/M and the G/M Shareholders, except as set forth in the Company Schedules (as hereinafter defined), the Company represents and warrants as follows:

     Section  2.01     Organization.  The  Company  is  a  corporation  duly
                       ------------
organized, validly existing, and in good standing under the laws of the State of Nevada and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets, to carry on its business in all material respects as it is now being conducted, and except where failure to be so qualified would not have a material adverse effect on its business, there is no jurisdiction in which it is not qualified in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Company Schedules are complete and correct copies of the Articles of Incorporation and Bylaws of the Company as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the Company's Articles of Incorporation or Bylaws. The Company has taken all action required by law, its Articles of Incorporation, its Bylaws, or otherwise to authorize the execution and delivery of this Agreement, and the Company has full power, authority, and legal right and has taken all action required by law, its Articles of Incorporation, Bylaws, or otherwise to consummate the transactions herein contemplated.

     Section  2.02     Capitalization.  The  Company  is  authorized  to  issue
                       --------------
100,000,000 shares of Common Stock, par value $.001 per share, of which 2,200,000 shares will be issued and outstanding on the closing date prior to the issuance of the shares to the G/M Shareholders as set forth in Section 3.01(ii), as defined herein, and no shares of preferred stock. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

     Section  2.03     Subsidiaries  and  Predecessor Corporations.  The Company
                       -------------------------------------------
does not have any predecessor corporation(s) or subsidiaries, and does not own, beneficially or of record, any shares of any other corporation.

     Section  2.04     Financial  Statements.
                       ---------------------

     (a) Included in the Company Schedules are (i) the audited balance sheets of the Company and the related statements of operations and cash flows as of and for the twelve (12) months ended December 31, 2002 and (ii) the unaudited balance sheets of the Company and the related statements of operations and cash flows for the six (6) months ended June 30, 2003.

     (b) All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The Company balance sheets present fairly as of their respective dates the financial condition of the Company. As of the date of such balance sheets, except as and to the extent reflected or reserved against therein, the Company had no liabilities or obligations (absolute or contingent) which should be reflected in the balance sheets or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of the Company, in accordance with generally accepted accounting principles. The statements of operations, stockholders' equity and cash flows reflect fairly the information required to be set forth therein by generally accepted accounting principles.

     (c) The Company has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable.

     (d) The books and records, financial and otherwise, of the Company are in all material aspects complete and correct and have been maintained in accordance with good business and accounting practices.

     (e) All of the Company's assets are reflected on its financial statements, and, except as set forth in the Company Schedules or the financial statements of the Company or the notes thereto, the Company has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise.

     Section  2.05     Information.  The  information concerning the Company set
                       -----------
forth in this Agreement and the Company Schedules is complete and accurate in all material respects and does not contain any untrue statements of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. In addition, the Company has fully disclosed in writing to G/M (through this Agreement or the Company Schedules) all information relating to matters involving the Company or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than One Thousand Dollars ($1,000) liability or diminution in value, (ii) have led or may lead to a competitive disadvantage on the part of the Company or (iii) either alone or in aggregation with other information covered by this Section, otherwise have led or may lead to a material adverse effect on the transactions contemplated herein or on the Company, its assets, or its operations or activities as presently conducted or as contemplated to be conducted after the Closing Date, including, but not limited to, information relating to governmental, employee, environmental, litigation and securities matters and transactions with affiliates.

     Section  2.06     Options  or  Warrants.  There  are  no  existing options,
                       ---------------------
warrants, calls, or commitments of any character relating to the authorized and unissued stock of the Company.

     Section 2.07     Absence of Certain Changes or Events.  Except as disclosed
                      ------------------------------------
in Schedule 2.07, or permitted in writing by G/M, since the date of the most recent Company balance sheet:

     (a) there has not been (i) any material adverse change in the business, operations, properties, assets or condition of the Company or (ii) any damage, destruction or loss to the Company (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of the Company;

     (b) The Company has not and will not (i) amend its Articles of Incorporation or Bylaws except to complete the performance of the Company as set forth herein; (ii) declare or make, or agree to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchase or redeem, or agree to purchase or redeem, any of its capital stock;
(iii) waive any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of the Company;
(iv) make any material change in its method of management, operation, or accounting; (v) enter into any transaction or agreement other than in the ordinary course of business; (vi) make any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increase the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees whose monthly compensation exceed One Thousand Dollars ($1,000); or (viii) make any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for or with its officers, directors, or employees;

     (c) The Company has not (i) granted or agreed to grant any options or warrants; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid or agreed to pay any material obligations or liabilities (absolute or contingent) other than current liabilities reflected in or shown on the most recent the Company balance sheet and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transaction contemplated hereby; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than One Thousand Dollars [$1,000]), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value less than One Thousand Dollars [$1,000]); and (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of the Company; and

     (d) The Company has not become subject to any law or regulation which materially and adversely affects, or in the future, may adversely affect, the business, operations, properties, assets or condition of the Company.

     Section  2.08     Title  and  Related  Matters.  The  Company  has good and
                       ----------------------------
marketable title to all of its properties, inventory, interest in properties, and assets, real and personal, which are reflected in the most recent Company balance sheet or acquired after that date (except properties, inventory, interest in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except (a) statutory liens or claims not yet delinquent; (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and (c) as described in the Company Schedules. Except as set forth in the Company Schedules, the Company owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all products it is currently manufacturing, including the underlying technology and data, and all procedures, techniques, marketing plans, business plans, methods of management, or other information utilized in connection with the Company's business. Except as set forth in the Company Schedules, no third party has any right to, and the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names, or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the business, operations, financial condition, income, or business prospects of the Company or any material portion of its properties, assets, or rights.

     Section  2.09     Litigation and Proceedings.  There are no actions, suits,
                       --------------------------
proceedings or investigations pending or, to the knowledge of the Company after reasonable investigation, threatened by or against the Company or affecting the Company or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. The Company has no knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator, or governmental agency or instrumentality, or any circumstance which after reasonable investigation would result in the discovery of such default.

     Section  2.10     Contracts.
                       ---------

     (a) The Company is not a party to, and its assets, products, technology and properties are not bound by, any material contract, franchise, license agreement, agreement, debt instrument or other commitments whether such agreement is in writing or oral.

     (b) All contracts, agreements, franchises, license agreements, and other commitments to which the Company is a party or by which its properties are bound and which are material to the operations of the Company taken as a whole are valid and enforceable by the Company in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

     (c) The Company is not a party to or bound by, and the properties of the Company are not subject to any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, the business operations, properties, assets, or condition of the Company; and

     (d) Except as included or described in the Company Schedules or reflected in the most recent Company balance sheet, the Company is not a party to any oral or written (i) contract for the employment of any officer or employee which is not terminable on thirty (30) days, or less notice; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation, other than one on which the Company is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations which, in the aggregate do not exceed more than one year or providing for payments in excess of Twenty-Five Thousand Dollars ($25,000) in the aggregate; (v) collective bargaining agreement; or (vi) agreement with any present or former officer or director of the Company.

     Section 2.11     Material Contract Defaults.  The Company is not in default
                      --------------------------
in any respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets or condition of the Company and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which the Company has not taken adequate steps to prevent such a default from occurring.

     Section 2.12     No Conflict With Other Instruments.  The execution of this
                      ----------------------------------
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of, any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or to which any of its assets or operations are subject.

     Section  2.13     Governmental  Authorizations.  The  Company  has  all
                       ----------------------------
licenses, franchises, permits, and other governmental authorizations, that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, as hereinafter provided, no authorization, approval, consent or order of, of registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby.

     Section  2.14     Compliance With Laws and Regulations.  To the best of its
                       ------------------------------------
knowledge, the Company has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of the Company or except to the extent that noncompliance would not result in the occurrence of any material liability. This compliance includes, but is not limited to, the filing of all reports, filings and schedules to date with federal and state securities authorities.

     Section  2.15     Approval  of  Agreement.  The  Board  of Directors of the
                       -----------------------
Company has authorized the execution and delivery of this Agreement by the Company and has approved this Agreement and the transactions contemplated hereby.

     Section  2.16     Material  Transactions  or  Affiliations.  Except  as
                       ----------------------------------------
disclosed herein and in the Company Schedules, there exists no contract, agreement or arrangement between the Company and any predecessor and any person who was at the time of such contract, agreement or arrangement an officer, director, or person owning of record or known by the Company to own beneficially, five percent (5%) or more of the issued and outstanding Common Stock of the Company and which is to be performed in whole or in part after the date hereof or was entered into not more than three years prior to the date hereof. Neither any officer, director, nor five percent (5%) shareholder of the Company has, or has had since inception of the Company, any known interest, direct or indirect, in any such transaction with the Company which was material to the business of the Company. The Company has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other transaction with, any such affiliated person.

     Section 2.17     The Company Schedules.  Within ten (10) days following the
                      ---------------------
Closing, the Company will deliver to G/M the following schedules, which are collectively referred to as the "Company Schedules" and which consist of separate schedules, which are dated the date of this Agreement, all certified by the chief executive officer of the Company to be complete, true, and accurate in all material respects as of the date of this Agreement:

     (a) a schedule containing complete and accurate copies of the Articles of Incorporation and Bylaws of the Company as in effect as of the date of this Agreement;

     (b) a schedule containing the financial statements of the Company identified herein;

     (c) a certified list from the Company's Transfer Agent setting forth the name and address of each shareholder of the Company together with the number of shares owned by him, her or it;

     (d) a schedule containing a description of all real property owned by the Company, together with a description of every mortgage, deed of trust, pledge, lien, agreement, encumbrance, claim, or equity interest of any nature whatsoever in such real property;

     (e) copies of all licenses, permits, and other governmental authorizations (or requests or applications therefor) pursuant to which the Company carries on or proposes to carry on its business (except those which, in the aggregate, are immaterial to the present or proposed business of the Company);

     (f) a schedule listing the accounts receivable and notes and other obligations receivable of the Company as of September 30, 2003, or thereafter other than in the ordinary course of business of the Company, indicating the debtor and amount, and classifying the accounts to show in reasonable detail the length of time, if any, overdue, and stating the nature and amount of any refunds, set offs, reimbursements, discounts, or other adjustments which are in the aggregate material and due to or claimed by such debtor;

     (g) a schedule listing the accounts payable and notes and other obligations payable of the Company as of September 30, 2003, or that arose thereafter other than in the ordinary course of the business of the Company, indicating the creditor and amount, classifying the accounts to show in reasonable detail the length of time, if any, overdue, and stating the nature and amount of any refunds, set offs, reimbursements, discounts, or other adjustments, which in the aggregate are material and due to or claimed by the Company respecting such obligations;

     (h) a schedule setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or condition of the Company since September 30, 2003; and

     (i) a schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the Company Schedules by Sections 2.01 through 2.18.

     The Company shall cause the Company Schedules and the instruments and data delivered to G/M hereunder to be promptly updated after the date hereof up to and including the Closing Date.

     If the Company cannot or fails to provide the schedules required by this Section, or if G/M or the G/M Shareholders find any such schedules or updates provided after the date hereof to be unacceptable, G/M or the G/M Shareholders may terminate this Agreement by giving written notice to the Company within five
(5) days after the schedules or updates were due to be produced or were provided. For purposes of the foregoing, the G/M may consider a disclosure in the Company Schedules to be "unacceptable" only if that item would have a material adverse impact on the financial condition of the Company, taken as a whole.

     Section  2.18     Valid  Obligation.  This Agreement and all agreements and
                       -----------------
other documents executed by the Company in connection herewith constitute the valid and binding obligation of the Company, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

     Section  2.19          Liabilities.   The Company acknowledges that it will
                            -----------
have  no  liabilities  outstanding  on  the  Closing Date (as defined in Section
3.02).

     Section  2.20     Reporting  Requirements  of  the Company.  The Company is
                       ----------------------------------------
subject to the reporting and filing requirements of the Securities Exchange Act of 1934 ("the Exchange Act') including (1) the periodic reporting requirements and (2) the Proxy Rules set forth thereunder. The Company and its officers, directors, and beneficial owners are subject to the provisions of the Exchange Act Section 16 relating to short-swing profit recapture, reports of beneficial ownership and short sale prohibitions and the Company and its officers, directors, and beneficial owners have timely complied in all respects with the filing requirements of the Exchange Act.

     Section 2.21     Quotation on the OTC Bulletin Board.  The Company's Common
                      -----------------------------------
Stock is quoted on the OTC Bulletin Board under the symbol "SYSC" and the Company will retain such quotation on the OTC Bulletin Board until the Closing of the transactions contemplated herein.

     Section  2.22     Approval  of  the Exchange by the Company's Shareholders.
                       --------------------------------------------------------
The transactions contemplated by this Agreement do not require the approval of the Company's shareholders and the Company is not required to file a Schedule 14A or 14C with the Securities and Exchange Commission as a result of this Agreement.

     Section 2.23 The Directors of the Company shall have approved the Exchange Offer and the related transactions described herein.

     Section 2.24 Approval of the Exchange Offer and related transactions by the Company's Shareholders is not required by Nevada law or the Company's Articles of Incorporation or Bylaws or any amendments thereto.

                                  ARTICLE III

                                PLAN OF EXCHANGE

     Section  3.01     The  Exchange.  (i)  On  the  terms  and  subject  to the
                       -------------
conditions set forth in this Agreement, on the Closing Date (as defined in Section 3.02), each G/M Shareholder who shall elect to accept the Exchange Offer described herein shall assign, transfer and deliver, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, the number of shares of common stock of G/M set forth herein, in the aggregate constituting 100% of the issued and outstanding shares of common stock of G/M. After the acquisition of 100% of the outstanding shares of G/M, G/M shall become a wholly owned subsidiary of the Company.

     Section 3.01(ii) The G/M Shareholders will receive approximately One Thousand Seven Hundred Sixty-Nine (1,769)shares of the Company's common stock for every one (1) share of G/M common stock held or an aggregate amount of 1,769,231 shares of the Company's Common Stock. Simultaneously with the execution of this Agreement, Frank Goldstin is executing a Stock Purchase
Agreement to purchase 500,000 shares of Company Common Stock from Mr. Brian Chelin and 500,000 shares of Company Common Stock from Jennifer Wallace or an aggregate amount of 1,000,000 shares of the Company's Common Stock. Following the execution of this Agreement and the Stock Purchase Agreement, the G/M Shareholders shall own 2,769,231 shares out of 3,969,231 shares outstanding in the Company, representing Sixty-Nine and Eight Tenths Percent (69.8%) of the Company's then outstanding Common Stock.

     Section  3.02     Closing.  The  closing  ("Closing")  of  the  transaction
                       -------
contemplated by this Agreement shall be on a date and at such time as the parties may agree ("Closing Date") but not later than November __, 2003, subject to the right of the Company or G/M to extend such Closing Date by up to an additional ten (10) days. Such Closing shall take place at a mutually agreeable time and place. At Closing, or immediately thereafter, the following will occur:

a) The G/M Shareholders shall surrender the certificates evidencing 100% of the shares of G/M stock, duly endorsed with Medallion Guaranteed stock powers so as to make the Company the sole owner thereof ;

b) The Company will issue and deliver 1,769,231 newly issued treasury shares of the Company's Common Stock in the name of Shareholders in accordance with this Agreement;

c) At Closing, a Director of the Company shall resign and the remaining Company director shall appoint Frank Goldstin as a Director of the Company;

d) At the Closing, the Company, G/M and each of the G/M Shareholders shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby. Among other things, the Company shall provide an opinion of counsel acceptable to G/M as to such matters as G/M may reasonably request, which shall include, but not be limited to, a statement, to the effect that to such counsel's best knowledge, after reasonable investigation, from inception until the Closing Date, the Company has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of the Company or except to the extent that noncompliance would not result in the occurrence of any material liability (such compliance including, but not being limited to, the filing of all reports to date with federal and state securities authorities).

e) At Closing, Blue Bell Corp. and Moon Dust Ltd. shall execute two subscription agreements to purchase 1,000,000 shares of restricted Company common stock for $500,000. The first $250,000 shall be paid to the Company at Closing and $250,000 shall be payable via wire transfer within thirty-five (35) days of Closing. In addition, Blue Bell Corp. and Moon Dust Ltd. acknowledge that the Company will not release its audited financial statements until the Company has received an aggregate of $500,000. It is also acknowledged by Blue Bell Corp. and Moon Dust Ltd. that the shares to be issued to Blue Bell Corp. and Moon Dust Ltd. will be post-forward split and the aggregate number of shares will be 1,000,000 shares.

      Section  3.03     Name Change.  Subsequent to the Closing, the Company
                        ------------
will change its name to The Experiential Agency, Inc. In connection therewith the Company will timely comply with Nevada law in all respects including amending its Articles of Incorporation.

     Section  3.04     Tradability  of Shares. The shares of the Common Stock of
                       ----------------------
the Company to be issued to the G/M Shareholders have not been registered under the 1933 Act, nor registered under any state securities law, and are "restricted securities" as that term is defined in Rule 144 under the 1933 Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act. The shares to be issued to the G/M Shareholders will bear the following restrictive legend:
"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED WITHOUT EITHER: i) REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR ii) SUBMISSION TO THE CORPORATION OF AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION THAT SAID SHARES AND THE TRANSFER THEREOF ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS."

     Section  3.05     Anti-Dilution.  The  number  of  shares  of the Company's
                       -------------
Common Stock issuable upon the Exchange Offer shall be appropriately adjusted to take into account any other stock split, stock dividend, reverse stock split, recapitalization, or similar change in the Company's Common Stock which may occur (i) between the date of the execution of this Agreement and the Closing Date.

     Section  3.06     Termination.
                       -----------

     (a) This Agreement may be terminated by the Board of Directors of either the Company or G/M or by the G/M Shareholders at any time prior to the Closing Date if:

          (i) there shall be any actual or threatened action or proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the judgment of such Board of Directors, made in good faith and based upon the advice of its legal counsel, makes it inadvisable to proceed with the Exchange;

          (ii) any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions (which does not include the Securities and Exchange Commission) or in the judgment of such board of directors, made in good faith and based on the advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the Exchange; or

          (iii) if less than one hundred percent (100%) of the G/M Shareholders agree to the Exchange Offer.

In the event of termination pursuant to this paragraph, no obligation, right or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting, and execution of this Agreement and the transactions herein contemplated.

     (b) This Agreement may be terminated by the Board of Directors of the Company at any time prior to the Closing Date if:

          (i) the Board of Directors of the Company determines in good faith that one or more of the Company's conditions to Closing has not occurred, through no fault of the Company.

          (ii)  The  Company  takes  the termination action specified in Section
     1.17 as a result of G/M Schedules or updates thereto which the Company finds unacceptable; or

          (iii) G/M shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of G/M contained herein shall be inaccurate in any material respect, where such noncompliance or inaccuracy has not been cured within ten (10) days after written notice thereof.

If this Agreement is terminated pursuant to this paragraph, this Agreement shall be of no further force or effect, and no obligation, right or liability shall arise hereunder, except that Purchaser shall bear the costs in connection with the negotiation, preparation, and execution of this Agreement and qualifying the offer and sale of securities to be issued in the Exchange under the registration requirements, or exemption from the registration requirements, of state and federal securities laws.

     (c) This Agreement may be terminated by the Board of Directors of G/M or by the G/M Shareholders at any time prior to the Closing Date if:

          (i) there shall have been any change after the date of the latest balance sheet of the Company in the assets, properties, business or financial condition of the Company which could have a material adverse effect on the financial statements of the Company listed in Section 2.04(a) and 2.04(b) taken as a whole, except any changes disclosed in the Company Schedules;

          (ii) the Board of Directors of G/M determines in good faith that one or more of G/M's conditions to Closing has not occurred, through no fault of G/M;

          (iii) G/M takes the termination action specified in Section 2.17 as a result of the Company Schedules or updates thereto which G/M finds unacceptable;

          (iv) on or before November 10, 2003, if G/M notifies the Company that G/M's investigation pursuant to Section 4.01 below has uncovered information which it finds unacceptable by the same criteria set forth herein; or

          (v) The Company shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of the Company contained herein shall be inaccurate in any material respect, where such noncompliance or inaccuracy has not been cured within ten (10) days after written notice thereof.

If this Agreement is terminated pursuant to this paragraph, this Agreement shall be of no further force or effect, and no obligation, right or liability shall arise hereunder.

     No revenue ruling or opinion of counsel will be sought as to the tax-free nature of the subject Exchange and such tax treatment is not a condition to Closing herein.

                                   ARTICLE IV

                                SPECIAL COVENANTS

     Section  4.01     Access  to  Properties  and Records.  The Company and G/M
                       -----------------------------------
will each afford to the officers and authorized representatives of the other full access to the properties, books and records of the Company or, as the case may be, in order that each may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of the Company or G/M, as the case may be, as the other shall from time to time reasonably request. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances, and each party hereto shall cooperate fully therein. No investigation by a party hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the other party under this Agreement. In order that each party may investigate as it may wish the business affairs of the other, each party shall furnish the other during such period with all such information and copies of such documents concerning the affairs of it as the other party may reasonably request, and cause its officer, employees, consultants, agents, accountants, and attorneys to cooperate fully in connection with such review and examination, and to make full disclosure to the other parties all material facts affecting its financial condition, business operations, and the conduct of operations. Without limiting the foregoing, as soon as practicable after the end of each fiscal quarter (and in any event through the last fiscal quarter prior to the Closing Date), the Company shall provide G/M with quarterly internally prepared and unaudited financial statements for all periods up to the date of Closing.

     Section  4.02     Delivery of Books and Records.  At the Closing, G/M shall
                       -----------------------------
deliver to the Company copies of the corporate minute books, books of account, contracts, records, and all other books or documents of G/M now in the possession of G/M or its representatives.

     Section  4.03     Third  Party  Consents and Certificates.  The Company and
                       ---------------------------------------
G/M agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

     Section  4.04     Consent  of  G/M  Shareholders.  G/M  shall  use its best
                       ------------------------------
efforts to obtain the consent of all G/M Shareholders to participate in the Exchange.

     Section  4.05     Exclusive  Dealing  Rights.  Until  5:00  P.M.  Eastern
                       --------------------------
Daylight  Time  on  November  10,  2003.

     (a) In recognition of the substantial time and effort which the Company has spent and will continue to spend in investigating G/M and its business and in addressing the matters related to the transactions contemplated herein, each of which may preempt or delay other management activities, neither G/M, nor any of its officers, employees, representatives or agents will directly or indirectly solicit or initiate any discussions or negotiations with, or, except where required by fiduciary obligations under applicable law as advised by counsel, participate in any negotiations with or provide any information to or otherwise cooperate in any other way with, or facilitate or encourage any effort or attempt by, any corporation, partnership, person or other entity or group (other than the Company and its directors, officers, employees, representatives and agents) concerning any merger, sale of substantial assets, sale of shares of capital stock, (including without limitation, any public or private offering of the common stock of G/M) or similar transactions involving G/M (all such transactions being referred to as " G/M Acquisition Transactions"). If G/M receives any proposal with respect to an G/M Acquisition Transaction, it will immediately communicate to the Company the fact that it has received such proposal and the principal terms thereof.

     (b) In recognition of the substantial time and effort which G/M has spent and will continue to spend in investigating the Company and its business and in addressing the matters related to the transactions contemplated herein, each of which may preempt or delay other management activities, neither the Company, nor any of its officers, employees, representatives, shareholders or agents will directly or indirectly solicit or initiate any discussions or negotiations with, or, except where required by fiduciary obligations under applicable law as advised by counsel, participate in any negotiations with or provide any information to or otherwise cooperate in any other way with, or facilitate or encourage any effort or attempt by, any corporation, partnership, person or other entity or group (other than G/M and its directors, officers, employees, representatives and agents) concerning any merger, sale of substantial assets, sale of shares of capital stock, (including without limitation, any public or private offering of the Common Stock of the Company or similar transactions involving the Company (all such transactions being referred to as "Company Acquisition Transactions"). If the Company receives any proposal with respect to a Company Acquisition Transaction, it will immediately communicate to G/M the fact that it has received such proposal and the principal terms thereof.

     Section  4.06     Actions  Prior  to  Closing.
                       ---------------------------

     (a) From and after the date of this Agreement until the Closing Date and except as set forth in the Company Schedules or G/M Schedules or as permitted or contemplated by this Agreement, the Company (subject to paragraph
(b)  below)  and  G/M  respectively,  will  each:

          (i) carry on its business in substantially the same manner as it has heretofore;

          (ii) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

          (iii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

          (iv) perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

          (v) use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and

          (vi) fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

     (b) From and after the date of this Agreement until the Closing Date, neither the Company nor G/M will:

          (i) make any changes in their Articles of Incorporation or Bylaws, except as otherwise provided in this Agreement;

          (ii) take any action described in Section 1.07 in the case of G/M, or in Section 2.07, in the case of the Company (all except as permitted therein or as disclosed in the applicable party's schedules);

          (iii) enter into or amend any contract, agreement, or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services; or

          (iv) sell any assets or discontinue any operations (other than the Divestiture), sell any shares of capital stock (other than as contemplated in Section 4.06 hereof and the sale of securities underlying existing warrants or options of the Company) or conduct any similar transactions other than in the ordinary course of business.

     Section  4.07     Indemnification.
                       ---------------

(a) The Company hereby agrees to indemnify G/M and each of the officers, agents, and directors of G/M and each of the G/M Shareholders as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made by the Company under this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

     Section  4.08     Limitation  of  Subsequent  Corporate  Actions.
                       ----------------------------------------------

     It is expressly understood and agreed that the Company, the shareholders of G/M, and their affiliates will take all steps necessary to ensure that:

(1) The Company will not enact a reverse split of its Common Stock for a period of twelve (12) months after execution of this Agreement;

(2) The assets of G/M, if any, shall remain in the Company as part of its business operations;

(3) The Company will not issue more than an aggregate of ten percent (10%) of the outstanding stock for a period of six (6) months following the date of execution of this Agreement;

(4) No shares of the Company's common stock shall be registered pursuant to an S-8 registration statement for a period of six (6) months following the date of execution of this Agreement, and following six (6) months from the date of the execution of this Agreement through one year of the execution of this Agreement, the Company is limited to issuing a maximum number of shares pursuant to an S-8 registration statement equal to 5% of the outstanding stock of the Company; and

(4) The Company will not switch transfer agents for a period of twelve (12) months following the date of execution of this Agreement.

Notwithstanding items (1), (2), (3), (4) and (5) the Company may waive such conditions stated above with a written waiver. Other than (1), (2), (3), (4) and (5) of this Section, there are no restrictions upon the Company to inhibit, prevent, limit or restrict the Company from issuing additional securities of any class, preference or type after the date of the Closing.

     Section  4.09     Indemnification  of  Subsequent  Corporate  Actions.
                       ---------------------------------------------------

(1) No officer, director, controlling shareholder, agent or representative of the Company, or any other person currently affiliated with the Company, has offered or agreed to assist in the promotion, market making, development, enhancement, or support of the Company's business, capital raising, or securities market.

(2) G/M hereby represents and warrants that it will indemnify and hold harmless any officer, director, controlling shareholder, agent or representative of the Company, or any other person affiliated with the Company, from any decisions, activities, or conduct of the Company contemporaneous with, or subsequent to this Agreement.

     Section  4.10     Audited  Financial  Statements.  The  Company  shall file
                       ------------------------------
audited financial statements of G/M as required by the Securities and Exchange Commission within seventy-five (75) days from the date of Closing.

     Section  4.11     Blue  Sky  Manual Exemption.  The Company shall file with
                       ----------------------------
Standard & Poors or Moody's within one hundred twenty (120) days from the date of Closing.

                                    ARTICLE V

               CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY

     The obligations of the Company under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     Section  5.01     Accuracy of Representations and Performance of Covenants.
                       --------------------------------------------------------
The representations and warranties made by G/M in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement). G/M shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by G/M prior to or at the Closing. The Company shall be furnished with a certificate, signed by a duly authorized executive officer of G/M and dated the Closing Date, to the foregoing effect.

     Section  5.02     Officer's  Certificate.  The  Company  shall  have  been
                       ----------------------
furnished with a certificate dated the Closing Date and signed by a duly authorized officer of G/M to the effect that no litigation, proceeding, investigation, or inquiry is pending, or to the best knowledge of G/M threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement, or, to the extent not disclosed in the G/M Schedules, by or against G/M, which might result in any material adverse change in any of the assets, properties, business, or operations of G/M.

     Section  5.03     No  Material  Adverse Change.  Prior to the Closing Date,
                       ----------------------------
there shall not have occurred any material change in the financial condition, business, or operations of G/M nor shall any event have occurred which, with the lapse of time or the giving of notice, is determined to be unacceptable using the criteria set forth in Section 1.17.

     Section  5.04     Approval  by  G/M  Shareholders.  The Exchange shall have
                       -----------------  ------------
been approved, and shares delivered in accordance with Section 3.01, by the holders of not less than one hundred percent (100%) of the outstanding common stock of G/M.

     Section  5.05     No  Governmental  Prohibition.  No  order, statute, rule,
                       -----------------------------
regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

     Section  5.06     Consents.  All consents, approvals, waivers or amendments
                       --------
pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of the Company and G/M after the Closing Date on the basis as presently operated shall have been obtained.

                                   ARTICLE VI

                   CONDITIONS PRECEDENT TO OBLIGATIONS OF G/M
                            AND THE G/M SHAREHOLDERS

     The obligations of G/M and the G/M Shareholders under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     Section  6.01     Accuracy of Representations and Performance of Covenants.
                       --------------------------------------------------------
The representations and warranties made by the Company in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date. Additionally, the Company shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by the Company and shall have satisfied all conditions set forth herein prior to or at the Closing. G/M shall have been furnished with certificates, signed by duly authorized executive officers of the Company and dated the Closing Date, to the foregoing effect.

     Section 6.02     Officer's Certificate.  G/M shall have been furnished with
                      ---------------------
certificates dated the Closing Date and signed by the duly authorized executive officer of the Company, to the effect that no litigation, proceeding, investigation or inquiry is pending, or to the best knowledge of the Company threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the Company Schedules, by or against the Company, which might result in any material adverse change in any of the assets, properties or operations of the Company.

     Section  6.03     No  Material  Adverse Change.  Prior to the Closing Date,
                       ----------------------------
there shall not have occurred any change in the financial condition, business or operations of the Company nor shall any event have occurred which, with the lapse of time or the giving of notice, is determined to be unacceptable using the criteria set forth in Section 2.17.

     Section  6.04     No  Governmental  Prohibition.  No  order, statute, rule,
                       -----------------------------
regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

     Section  6.05     Consents.  All consents, approvals, waivers or amendments
                       --------
pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of the Company and G/M after the Closing Date on the basis as presently operated shall have been obtained.

     Section  6.06     Other  Items.  G/M  shall have received further opinions,
                       ------------
documents, certificates, or instruments relating to the transactions contemplated hereby as G/M may reasonably request.


                                  ARTICLE VII

                                  MISCELLANEOUS

     Section 7.01     No Bankruptcy and No Criminal Convictions.  None of the
                      -----------------------------------------
Parties to the Agreement, nor their officers, directors or affiliates, promoters, beneficial shareholders or control persons, nor any predecessor thereof have been subject to the following:

          (a) Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer within the past five (5) years;

          (b) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

          (c) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and

          (d) Being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission (the "SEC") or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

     Section  7.02     Broker/Finder's  Fee.  G/M  entered  into  a finder's fee
                       --------------------
agreement with Epifanio Almodovar and Stuart Siller, whereby Messrs. Almodovar and Siller will collectively receive an aggregate of 5% of the shares of Company common stock received by shareholders of G/M in connection with this Agreement and the Stock Purchase Agreement. Other than above, there are no broker's or finder's fee will be paid in connection with the transaction contemplated by this Agreement. The Company and G/M each agree to indemnify the other against any claim by any third person other than those described above for any commission, brokerage, or finder's fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

     Section  7.03     Governing  Law  and Arbitration.  This Agreement shall be
                       -------------------------------
governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to the matters of state law, with the laws of the State of Nevada without giving effect to principles of conflicts of law thereunder. All controversies, disputes or claims arising out of or relating to this Agreement shall be resolved by binding arbitration. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association. All arbitrators shall possess such experience in, and knowledge of, the subject area of the controversy or claim so as to qualify as an "expert" with respect to such subject matter. The governing law for the purposes of any arbitration arising hereunder shall be in Nevada. The prevailing party shall be entitled to receive its reasonable attorney's fees and all costs relating to the arbitration. Any award rendered by arbitration shall be final and binding on the parties, and judgment thereon may be entered in any court of competent jurisdiction.

     Section  7.04     Notices.  Any  notice  or  other communications  required
                       -------
or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by telecopy, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

     If  to  the  Company,  to:          Synreal  Services  Corp.
                                         600-890 West Pender Street
                                         Vancouver,  B.C.,  Canada  V6C  1J9

     If  to  G/M,  to:                   G/M  Productions,  Inc.
                                         308  West  Erie,  Floor  2
                                         Chicago,  Illinois  60610

     With  copies  to:                   David  M.  Loev,  Attorney  at  Law
                                         2777  Allen  Parkway
                                         Suite  1000
                                         Houston,  Texas  77019

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by telecopy and receipt is confirmed by telephone and (iv) three (3) days after mailing, if sent by registered or certified mail.

     Section  7.05     Attorney's  Fees.  In  the  event  that  either  party
                       ----------------
institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing party shall be reimbursed by the losing party for all costs, including reasonable attorney's fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

     Section  7.06     Confidentiality.  Each party hereto agrees with the other
                       ---------------
that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; or (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement. In the event of the termination of this Agreement, each party shall return to the other party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each party will continue to comply with the confidentiality provisions set forth herein.

     Section  7.07     Public  Announcements  and  Filings.  Unless  required by
                       -----------------------------------
applicable law or regulatory authority, none of the parties will issue any report, statement or press release to the general public, to the trade, to the general trade or trade press, or to any third party (other than its advisors and representatives in connection with the transactions contemplated hereby) or file any document, relating to this Agreement and the transactions contemplated hereby, except as may be mutually agreed by the parties. Copies of any such filings, public announcements or disclosures, including any announcements or disclosures mandated by law or regulatory authorities, shall be delivered to each party at least one (1) business day prior to the release thereof.

     Section 7.08     Schedules; Knowledge.  Each party is presumed to have full
                      --------------------
knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

     Section  7.09     Third  Party  Beneficiaries.  This  contract  is strictly
                       ---------------------------
between the Company and G/M and the G/M Shareholders, and, except as specifically provided, no director, officer, stockholder (other than the G/M Shareholders), employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

     Section  7.10     Expenses.  The  Company  and G/M each hereto agree to pay
                       ---------
its own costs and expenses incurred in negotiating this Agreement including legal, accounting and professional fees, incurred in connection with the Exchange or any of the other transactions contemplated hereby, and those costs and expenses incurred in consummating the transactions described herein.

     Section  7.11     Entire  Agreement.  This  Agreement represents the entire
                       -----------------
agreement between the parties relating to the subject matter thereof and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

     Section  7.12     Survival;  Termination.  The representations, warranties,
                       ----------------------
and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of two (2) years.

     Section  7.13     Counterparts.  This Agreement may be executed in multiple
                       ------------
counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

     Section  7.14     Amendment  or  Waiver.  Every  right  and remedy provided
                       ---------------------
herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may by amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     Section  7.15     Best Efforts.  Subject to the terms and conditions herein
                       ------------
provided, each party shall use its best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable. Each party also agrees that it shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein.

          Section  7.16     Faxed  Copies.  For  purposes  of  this Agreement, a
                            -------------
faxed  signature  will  constitute  an  original  signature.

          Section  7.17     Severability.  The invalidity or unenforceability of
                            ------------
any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

          Section  7.18     Execution  of Form 10QSB.  An officer of the Company
                            ------------------------
shall execute the Form 10QSB that is filed with the Securities and Exchange Commission for the quarter ended September 30, 2003, even if such individual is no longer an officer of the Company when such report is being filed.

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first-above written.





                              SYNREAL  SERVICES  CORP.


                              BY:  /s/ Brian Chelin
                                   ------------------------------------------
                                    Brian  Chelin,  Chief  Executive  Officer


                              G/M  PRODUCTIONS,  INC.


                              BY:  /s/ Frank Goldstin
                                   --------------------------------------------
                                    Frank  Goldstin,  Chief  Executive  Officer

G/M SHAREHOLDERS:


/s/ Frank Goldstin
------------------------------
Frank Goldstin, Individually
Number of Shares: 920


LSC Associates, LLC

By: Joseph Wagner
------------------------------
Its: Managing Director
------------------------------
Number of Shares: 68


JJK and Associates

By: John Karnick
------------------------------
Its: President
------------------------------
Number of Shares: 12